                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):      August 17, 1998
                                                  ------------------------





                       KEY CONSUMER ACCEPTANCE CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                    333-12431                52-1995940
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)




c/o Key Bank USA, National Association, as Servicer, 4910 Tiedeman Road,
------------------------------------------------------------------------
Brooklyn, Ohio 44144, Attn: Yvonne M. Etling
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:  (216) 813-6501
                                                   -----------------------------




                             Exhibit Index on Page 4
                                Page 1 of 6 pages

Item 5.       OTHER EVENTS

On August 17, 1998, Key Auto Finance Trust 1997-1 (the "Trust") made its regular monthly distribution of funds to holders of the Trust's Asset Backed Notes and Certificates and distributed the Noteholder's and Certificateholder's Statement, filed herewith as an Exhibit to this Form 8-K, to Noteholders and Certificateholders of record.

The Trust is hereby filing the Noteholder's and Certificateholder's Statement reflecting the Trust's activities for the period ending July 31, 1998, including a statistical summary of the delinquency and default characteristics of the Trust's auto loan portfolio as of such date.

Item 7.       EXHIBITS

Exhibit 20 -  Noteholder's and Certificateholder's Statement

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 20, 1998


                                       Key Consumer Acceptance Corporation



                                       By:          /S/ Craig Platt
                                             -----------------------------------
                                                     Craig Platt

                                  EXHIBIT INDEX





EXHIBIT


                                                                           Page

20  -  Noteholder's and Certificateholder's Statement for
       August 17, 1998.                                                     5-6